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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 29, 2004

                         ADVANCED MATERIALS GROUP, INC.
             (Exact name of registrant as specified in its Charter)

            NEVADA                      0-16401                  33-0215295
(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                  File Number)           Identification No.)

          11420 MATHIS AVENUE, DALLAS, TEXAS                        75234
       (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:        (972) 432-0602

            20211 S. SUSANA ROAD, RANCHO DOMINGUEZ, CALIFORNIA 90221 (Former name or former address, if changed since last report)





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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Advanced Materials Group, Inc. (OTC:ADMG.PK) ("ADMG") announces today that its filing with the Securities and Exchange Commission of its quarterly report on Form 10-Q for the quarter ended May 31, 2004 is being delayed while ADMG conducts an internal review. The internal review involves a potential foreign tax liability that may materially affect ADMG's financial statements. ADMG is working to quantify and determine the impact, if any, of this potential liability on its current and prior periods' financial statements.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 29, 2004                     ADVANCED MATERIALS GROUP, INC.

                                           By:  /S/ ROBERT E. DELK
                                               ---------------------------------
                                                    Robert E. Delk
                                                    Chief Executive Officer

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